UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 17, 2022
___________________________________________________________________

COVENANT LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.01 Par Value Class A common stock	CVLG	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

Item 7.01	Regulation FD Disclosure.

On August 17, 2022, Covenant Logistics Group, Inc., a Nevada corporation (the “Company”), announced that the Company has agreed to sell a California terminal for approximately $44.0 million in cash net of transaction costs. The buyer has paid a $2.0 million deposit on the property that is non-refundable, subject to limited exceptions. The transaction is expected to close by the end of the third quarter, subject to customary conditions. The Company expects to record a pretax gain on sale of property of approximately $37.5 million. The Company anticipates relocating personnel and equipment to other locations and lowering operating expenses associated with Southern California by approximately $500,000 annually with no disruption in service.

A copy of the press release announcing the terminal sale is attached to this report as Exhibit 99.1.

Item 8.01	Other Events.

On August 17, 2022, the Board of Directors of the Company (the “Board”) declared a quarterly cash dividend of $0.08 per share of Class A and Class B common stock. The quarterly cash dividend is pursuant to a quarterly cash dividend program previously approved by the Board. The dividend is payable to stockholders of record on September 2, 2022 and is expected to be paid on September 30, 2022.

A copy of the press release announcing the declaration of the dividend is attached to this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	99.1	Covenant Logistics Group, Inc. press release announcing a new agreement to sell excess real estate and quarterly cash dividend.

	104	Cover Page Interactive Data File.

The information contained in Items 7.01 and, with respect to the terminal sale described therein, 9.01 of this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in Items 7.01, 8.01, and 9.01 of this report and the exhibit hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to the italicized paragraph at the end of the attached press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT LOGISTICS GROUP, INC.
(Registrant)

Date: August 18, 2022	By:	/s/ James S. Grant
James S. Grant
Executive Vice President and Chief Financial Officer